SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2004

724 Solutions Inc.
(Exact name of registrant as specified in charter)

Canada	000-31146	Inapplicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 State Street, Suite 200 Santa Barbara, CA 93101

(Address of principal executive offices)

(805) 884-8308

(Registrant’s telephone no., including area code)

          Item 2.02.  Results of Operations and Financial Condition.

          On October 27, 2004, 724 Solutions Inc. (the “Company”) announced via press release the Company’s results for the three and nine months ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

          The press release contains non-GAAP financial measures, as such term is used under Regulation G adopted by the Securities and Exchange Commission. The Company believes that the presentation of pro forma numbers is useful to investors because such information excludes accounting charges associated with the Company’s past acquisitions, depreciation charges and non-recurring charges with a view to providing investors with insight into the Company’s operating costs. The presentation of pro forma results is consistent with our past practice and what we believe to be accepted industry practice.

          Item 9.01.  Financial Statements and Exhibits.

          (c)          Exhibits

          Exhibit 99.1     Press Release, dated October 27, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

724 SOLUTIONS INC.

	By:	/s/ GLENN BARRETT

	Name:	Glenn Barrett
	Title:	Chief Financial Officer and Senior Vice President, Corporate Services
Date: October 27, 2004

3